UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 6, 2010 (April 5, 2010)

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33438	94-3307935
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 5, 2010, NeurogesX, Inc. (the “Company”) issued a press release regarding it’s announcement of the commercial availability of Qutenza® (capsaicin) 8% patch, the first and only product containing prescription-strength capsaicin. A copy of this press release is being filed with this Current Report on 8-K as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release entitled “Qutenza® (capsaicin) 8% Patch for Treatment of Post-Shingles Pain Now Available.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

Date: April 6, 2010	By:	/s/ STEPHEN F. GHIGLIERI
Stephen F. Ghiglieri
Executive Vice President, Chief Operating Officer, Chief Financial Officer